UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    April 27, 2005
                                                  ------------------------------


                           WHITNEY HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


  Louisiana                          0-1026                       72-6017893
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(State or other jurisdiction       (Commission                   (IRS Employer
   of incorporation                File Number)             Identification No.)


              228 St. Charles Avenue, New Orleans, Louisiana 70130
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  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (504) 586-7272
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         On April 27, 2005, the Board of Directors of Whitney Holding Corporation declared a three-for-two split of Whitney's common stock in the form of a 50% stock dividend. Additional shares from the split will be issued on May 25, 2005 to shareholders of record on May 11, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WHITNEY HOLDING CORPORATION


                                         By:    /s/ Thomas L. Callicutt, Jr.
                                            ------------------------------------
                                            Thomas L. Callicutt, Jr.
                                            Executive Vice President
                                            and Chief Financial Officer


                                            Date:      April 27, 2005
                                                 -------------------------------